THE GEORGETOWNE FUNDS

Supplement dated October 29, 2008 to the Prospectus dated March 1, 2008

Effective November 1, 2008, The Georgetowne Long-Short Fund (the “Fund”) will make redemption payments only to the shareholder(s) of record or financial intermediaries for the benefit of the shareholder(s) of record and will no longer make redemption payments to third parties.

Under “Principal Investment Risks” on page 2 of the Prospectus of the Fund, the risk factor titled “Sector Risk” is deleted in its entirety and replaced with the following:

Sector Risk.  If the Fund’s portfolio is over-weighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over-weighted in that sector. For example, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  Technology stocks are generally more susceptible to the risk that products or services will rapidly become obsolete, or will not meet the expectations of the marketplace.  The sectors in which the Fund may be overweighted will vary.

This Supplement, and the existing Prospectus dated March 1, 2008, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated September 12, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-257-4240.